Financial Risk Management	12 Months Ended
Jun. 30, 2025
Financial Instruments [Abstract]
Financial Risk Management	Financial risk management
The group's operating activities expose it to a variety of financial risks: market risk (including foreign exchange risk, commodity price risk, other price risk and interest rate risk), credit risk and liquidity risk. The group may use derivative financial instruments to hedge certain risk exposures.
The group's financial assets and liabilities are classified as set out below:

	SA Rand
Figures in million	Debt instruments at amortised cost	Equity instruments designated at fair value through OCI	Derivatives designated as cash flow hedges	Derivatives at fair value through profit or loss	Debt instruments at fair value through profit or loss	Financial liabilities at amortised cost
At 30 June 2025
Financial assets
Restricted cash and investments	4 849	384	—	—	1 828	—
Other non-current assets	1	107	—	—	45	—
Non-current derivative financial instruments	—	—	209	27	—	—
– Rand gold forwards	—	—	14	—	—	—
– US$ gold forwards	—	—	3	—	—	—
– Rand gold collars	—	—	164	—	—	—
– US$ gold collars	—	—	28	—	—	—
– US$ silver contracts	—	—	—	3	—	—
– Foreign exchange contracts	—	—	—	24	—	—
Current derivative financial instruments	—	—	68	264	—	—
– Rand gold forwards	—	—	16	—	—	—
– US$ gold forwards	—	—	2	—	—	—
– Rand gold collars	—	—	43	—	—	—
– US$ gold collars	—	—	7	—	—	—
– Foreign exchange contracts	—	—	—	264	—	—
Trade and other receivables	2 647	—	—	—	86	—
Cash and cash equivalents	13 101	—	—	—	—	—
Financial liabilities
Non-current derivative financial instruments	—	—	2 649	39	—	—
– Rand gold forwards	—	—	675	—	—	—
– US$ gold forwards	—	—	166	—	—	—
– Rand gold collars	—	—	1 492	—	—	—
– US$ gold collars	—	—	316	—	—	—
– US$ silver contracts	—	—	—	39	—	—
Current derivative financial instruments	—	—	4 950	109	—	—
– Rand gold forwards	—	—	3 604	—	—	—
– US$ gold forwards	—	—	550	—	—	—
– Rand gold collars	—	—	590	—	—	—
– US$ gold collars	—	—	206	—	—	—
– US$ silver contracts	—	—	—	109	—	—
Borrowings	—	—	—	—	—	1 953
Contingent consideration liability	—	—	—	—	1 457	—
Other non-current liabilities	—	—	—	—	—	272
Trade and other payables	—	—	—	—	—	4 372
37Financial risk management continued

	SA Rand
Figures in million	Debt instruments at amortised cost	Equity instruments designated at fair value through OCI	Derivatives designated as cash flow hedges	Derivatives at fair value through profit or loss	Debt instruments at fair value through profit or loss	Financial liabilities at amortised cost (Restated)[1]
At 30 June 2024
Financial assets
Restricted cash and investments	4 629	335	—	—	1 569	—
Other non-current assets	8	88	—	—	68	—
Non-current derivative financial instruments	—	—	352	101	—	—
– Rand gold forwards	—	—	172	—	—	—
– US$ gold forwards	—	—	27	—	—	—
– Rand gold collars	—	—	135	—	—	—
– US$ gold collars	—	—	18	—	—	—
– US$ silver contracts	—	—	—	3	—	—
– Foreign exchange contracts	—	—	—	98	—	—
Current derivative financial instruments	—	—	133	425	—	—
– Rand gold forwards	—	—	110	—	—	—
– US$ gold forwards	—	—	3	—	—	—
– Rand gold collars	—	—	20	—	—	—
– Foreign exchange contracts	—	—	—	425	—	—
Trade and other receivables	1 588	—	—	—	—	—
Cash and cash equivalents	4 693	—	—	—	—	—
Financial liabilities
Non-current derivative financial instruments	—	—	588	21	—	—
– Rand gold forwards	—	—	510	—	—	—
– US$ gold forwards	—	—	77	—	—	—
– US$ gold collars	—	—	1	—	—	—
– US$ silver contracts	—	—	—	21	—	—
Current derivative financial instruments	—	—	1 460	42	—	—
– Rand gold forwards	—	—	1 289	—	—	—
– US$ gold forwards	—	—	159	—	—	—
– Rand gold collars	—	—	9	—	—	—
– US$ gold collars	—	—	3	—	—	—
– US$ silver contracts	—	—	—	42	—	—
Borrowings	—	—	—	—	—	1 794
Contingent consideration liability	—	—	—	—	965	—
Other non-current liabilities	—	—	—	—	—	271
Trade and other payables[1]	—	—	—	—	—	3 389
[1] Refer to note 2 for further detail on restatement.
Risk management is carried out by a central treasury department (Group treasury) under policies approved by the board of directors. Group treasury identifies, evaluates and hedges certain selected financial risks in close cooperation with the group's operating units. The audit and risk committee and the board provide written principles for overall risk management, as well as written policies covering specific areas, such as foreign exchange risk, commodity price risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative financial instruments, and the investment of excess liquidity.
Market riskForeign exchange risk
The group operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the US dollar (US$). Foreign exchange risk arises when future commercial transactions or recognised financial assets or liabilities are denominated in a currency that is not the entity’s functional currency. Harmony’s revenues are sensitive to the R/US$ exchange rate as majority of revenues are generated by commodity sales denominated in US$. A weakening of the
Rand will increase the reported revenue total; conversely a strengthening will decrease it.
Harmony maintains a foreign currency derivative programme to manage foreign exchange risk. The limit currently set by the board is 25% of the group's foreign exchange risk exposure for a period of 24 months. The audit and risk committee reviews the details of the programme quarterly. Refer to note 17 and the fair value determination for financial assets and liabilities section below for further details on these contracts.
The Rand strengthened during the 2025 year from a closing rate of R18.19/US$1 on 30 June 2024 to R17.75/US$1 on
30 June 2025. The strengthening of the Rand resulted in the average locked-in rates being higher than the spot exchange rate at 30 June 2025, which had a positive impact on the contracts that matured during the period as well as those that were outstanding as at 30 June 2025.
The group is exposed to foreign exchange risk arising from borrowings and cash denominated in a currency other than the functional currency of that entity (refer to note 2.2 for details on the group's functional currencies). These exposures are mainly due to the US$. The strengthening of the Rand also had a positive impact on the translation of the US$ debt facilities at 30 June
2025. Refer to note 30 for further detail.
Translation of the international net assets was impacted by the strengthening of the Rand against the Australian dollar from
R12.14/A$1 at 30 June 2024 to R11.68/A$1 on 30 June 2025. Additionally, the Kina weakened against the Australian dollar from a closing rate of PGK2.57/A$1 on 30 June 2024 to PGK2.72/A$1 on 30 June 2025. The translation from Kina to Australian dollar and Australian dollar to Rand, combined with the average rate at which income statement items were translated at, resulted in a foreign exchange translation loss of R819 million being recognised in other comprehensive income for the year.
The relevant exchange rates traded in the following ranges:

Year ended
	30 June 2025	30 June 2024
R/US$ foreign exchange rate range for the year	17.10 – 19.75	17.54 – 19.51
R/A$ foreign exchange rate range for the year	11.29 – 12.41	11.71 – 12.72
A$/PGK foreign exchange rate range for the year	2.42 – 2.75	2.30 – 2.60
The group has reviewed its foreign currency exposure on financial assets and financial liabilities and has identified the following sensitivities in the exchange rates that would affect profit and loss before tax:
▪Rand/US$ exchange rate – 4% (2024: 3%) based on the standard deviation from a one-year forecast of various financial institution outlooks
▪Rand/A$ exchange rate – 3% (2024: 3%) based on the standard deviation from a one-year forecast of various financial institution outlooks
▪A$/US$ exchange rate – 4% (2024: 3%) based on the standard deviation from a one-year forecast of various financial institution outlooks.
Only material foreign currency exposure balances were considered when determining the need for a sensitivity analysis and therefore management has not performed a sensitivity analysis on PGK/US$ exchange rates.

	SA Rand
Figures in million	2025	2024
Sensitivity analysis – borrowings
Rand against US$
Balance at 30 June	1 777	1 794
Strengthen by 4% (FY24: 3%)	71	54
Weaken by 4% (FY24: 3%)	(71)	(54)
Closing rate	17.75	18.19
Sensitivity analysis – contingent consideration liability: Mponeng
Rand against US$
Balance at 30 June	676	587
Strengthen by 4% (FY24: 3%)	27	18
Weaken by 4% (FY24: 3%)	(27)	(18)
Closing rate	17.75	18.19
37Financial risk management continued
Market risk continued
Foreign exchange risk continued
Sensitivity analysis continued

	SA Rand
Figures in million	2025	2024
Sensitivity analysis – contingent consideration liability: Eva Copper
A$ against US$
Balance at 30 June	781	378
Strengthen by 4% (FY24: 3%)	31	11
Weaken by 4% (FY24: 3%)	(31)	(11)
Closing rate	0.66	0.67
Sensitivity analysis – other financial instruments
Rand against US$
Balance at 30 June	288	523
Strengthen by 4% (FY24: 3%)	162	250
Weaken by 4% (FY24: 3%)	(143)	(241)
Closing rate	17.75	18.19
A$ against US$
Balance at 30 June	2 796	252
Strengthen by 4% (FY24: 3%)	112	7
Weaken by 4% (FY24:3%)	(112)	(8)
Closing rate	0.66	0.67
Commodity price sensitivity
The profitability of the group’s operations, and the cash flows generated by those operations, are affected mainly by changes in the market price of gold, and in the case of Hidden Valley, silver as well. Harmony entered into derivative contracts to manage the variability in cash flows from the group’s production, in order to create cash certainty and protect the group against lower commodity prices.The limit for gold hedging as set by the board is 30%, 20% and 10% of production in a 12-, 24- and 36-month period, respectively, for contracts entered into on or after 1 April 2024. The limit set by the Board is 50% of silver exposure over a
24-month period and 50% for uranium exposure over a 60-month period. Management continues to top up these programmes as and when opportunities arise to lock in attractive margins for the business, but are not required to maintain hedging at these levels. The audit and risk committee reviews the details of the programme quarterly.
The exposure to the variability in the price of gold is managed by entering into gold forward sales contracts and gold zero cost collar contracts for a portion of the group's production. A portion of the production of the South African operations is linked to
Rand gold forward contracts and Rand gold zero cost collar contracts. US$ gold forward contracts and US$ gold zero cost collar contracts were entered into for the production from Hidden Valley. The exposure to the variability in the price of silver for Hidden
Valley is managed by entering into US$ silver zero cost collars. The US$ silver zero cost collars contracts have not been designated as hedging instruments for hedge accounting and the gains and losses are accounted for in the income statement.
Refer to note 17 and the fair value determination for financial assets and liabilities section below for further detail on these contracts.
During the year under review, the group's cash inflows from uranium were managed by way of a forward contract, whereby uranium prices are predetermined for a fixed amount of uranium production. These contracts are not designated as derivative contracts as the “own use” exemption of IFRS 9 Financial instruments is applicable to them.
An increase in the price of gold in US$ terms resulted in the average locked-in gold forward prices being lower than the gold spot price which had a negative impact on the gold forward hedging contracts that matured during the period as well as those that were outstanding as at 30 June 2025. The average cap prices were also lower than the gold spot price of the remaining gold zero cost collar contracts, resulting in a negative valuation as at 30 June 2025.
Gold and silver traded in the following ranges:

Year ended
	30 June 2025	30 June 2024
Gold price range in US$/oz for the year	2 329 – 3 432	1 820 – 2 425
Silver price range in US$/oz for the year	26.60 – 37.25	20.90 – 32.11
37Financial risk management continued
Market risk continued
Commodity price sensitivity continued
The group has reviewed its exposure to commodity-linked instruments and identified a sensitivity of 11% (2024: 8%), based on the standard deviation of a one-year forecast gold price from various financial institution outlooks. The estimated sensitivity would affect other comprehensive income.
Only material commodity balances were considered when determining the need for a sensitivity analysis and therefore management has not performed a sensitivity analysis on silver commodities.

	SA Rand
Figures in million	2025	2024
Sensitivity analysis
Rand gold derivatives
Other comprehensive income
Increase by 11% (FY24: 8%)	(4 489)	(2 740)
Decrease by 11% (FY24: 8%)	3 985	2 439
US$ gold derivatives
Other comprehensive income
Increase by 11% (FY24: 8%)	(735)	(418)
Decrease by 11% (FY24: 8%)	651	376
Other price risk
The group is exposed to the risk of fluctuations in the fair value of fair value through profit or loss financial assets as a result of changes in market prices (other than changes in interest rates and foreign currencies). Harmony generally does not use any derivative instruments to manage this risk.
Sensitivity analysis
Certain restricted investments are linked to the Top 40 Index on the JSE. Management has performed an assessment and there is no reasonable possible change that would result in a material impact for the year.
Interest rate risk
The group's interest rate risk arises mainly from borrowings. The group has variable interest rate borrowings. Variable rate borrowings expose the group to cash flow interest rate risk.
With inflation rates easing and economies recovering, central banks started to reduce interest rates during the year ended
30 June 2025. The reduced interest rates had a positive impact on Harmony's cost of borrowings compared to the prior year.
The group has therefore not entered into interest rate swap agreements as the interest rate risk continues to be assessed as low. Further to this, the decreased interest rates have lowered outstanding bond yields and this has resulted in a decrease in discount rates. This impact can be seen in the change in the environmental rehabilitation provision. Refer to note 24 for further information. The audit and risk committee reviews the group's risk exposure quarterly.
Management has performed an assessment and there is no reasonable possible change that would result in a material impact on profit/(loss) for the year.
Credit risk
Credit risk is the risk that a counterparty may default or not meet its obligations in a timely manner. Financial instruments which are subject to credit risk are restricted cash and investments, derivative financial assets and cash and cash equivalents, as well as trade and other receivables (excluding non-financial instruments).
Assessment of credit risk
In assessing the creditworthiness of local institutions, management uses the national scale long-term ratings. The credit risk arising from restricted cash and investments, derivative financial assets and cash and cash equivalents is managed by ensuring amounts are only invested with financial institutions of good credit quality based on external credit ratings and by assessing the underlying source of where the funds are invested. The group has policies that limit the amount of credit exposure to any one financial institution. The audit and risk committee reviews the exposure on a quarterly basis. Exposure to credit risk on trade and other receivables is monitored on a regular basis by management.
At 30 June 2025, the national scale investment grade rating of the major South African banks remained unchanged at AA+ and the group's Australian counterparts remained at AA-, which is in line with the group's credit risk policy.
An assessment of the expected credit losses for the financial assets measured at amortised cost at 30 June 2025 resulted in an immaterial amount for each instrument, in line with the assessment performed in 2024 (refer to the expected credit loss assessment below for further detail).
Management will continue to review the underlying strength of the economies we operate in as well as the creditworthiness of the financial institutions and make any changes deemed necessary to safeguard the assets and reduce the credit risk.
37Financial risk management continued
Credit risk continued
Assessment of credit risk continued
The group’s maximum exposure to credit risk is represented by the carrying amount of all financial assets determined to be exposed to credit risk, amounting to R23 125 million as at 30 June 2025 (2024: R13 566 million).
The group has restricted investments that are invested in various collective investment schemes totalling R84 million
(2024: R75 million) and equity investments of R384 million (2024: R335 million).
Financial institutions' credit rating by exposure (source: Fitch Ratings and Global Credit Ratings)

	SA Rand
Figures in million	2025	2024
Cash and cash equivalents
AA+	8 558	3 598
AA-	4 543	1 095
Total	13 101	4 693
Restricted cash and investments (refer to note 15)
AAA	—	401
AA+	6 542	5 677
AA-	51	45
Total	6 593	6 123
Derivative financial assets (refer to note 17)
AA+	239	407
AA	66	221
AA-	91	156
A+	172	227
Total	568	1 011
Expected credit loss assessment
The group recognises loss allowances for expected credit losses (ECLs) on financial assets measured at amortised cost. The group's debt instruments at amortised cost consist of cash and cash equivalents, a portion of restricted cash and investments and trade and other receivables. The assessment of ECLs for the different debt instruments is discussed below:
Cash and cash equivalents
The cash and cash equivalents are held with banks and financial institutions which are rated between AA- and AA+ (see above).
The ECL on cash and cash equivalents has been determined using the simplified approach that allows the group to assume that the credit risk on financial instruments determined to have low credit risk at the reporting date, has not increased significantly since initial recognition of the financial instrument. The ECL was estimated with reference to a probability of default model using external credit ratings in determining the default risk of counterparties. The ECL was determined to be immaterial.
Restricted cash and investments
The restricted cash and investments relate largely to the environmental trust funds. These funds are held with banks and financial institutions that are rated between AA+ and AA- (2024: AA+ and AA-) (see above) as well as investments in government bonds rated at AA+ (2024: AAA). Impairment of investments with investment-grade ratings has been determined using the simplified approach that allows the group to assume that the credit risk on financial instruments determined to have low credit risk at the reporting date, has not increased significantly since initial recognition of the financial instrument. The group considers that the majority of its restricted cash and investments have low credit risk based on the external credit ratings of the counterparties with which the funds are deposited. The ECL was estimated with reference to a probability of default model using external credit ratings in determining the default risk of counterparties. Concentration of credit risk on restricted cash and investments is considered minimal due to the group’s investment risk management and counterparty exposure risk management policies.
Trade and other receivables
The group’s exposure to credit risk arising from trade receivables (metals) and other trade receivables is influenced mainly by the individual characteristics of each customer.
Trade receivables result largely from the sale of gold and are fully performing. Exposure to credit risk on receivables from gold sales is limited through payment terms of two to three days after recognition of revenue for gold sales. The majority of other receivables comprise a limited number of individually significant customers. The group determines the ECL on trade receivables and individually significant other receivable balances with reference to a probability of default model using external credit ratings in determining the default risk of counterparties. The external credit ratings used range between A- to AA. The ECL was determined to be immaterial.
Loss allowances on individually insignificant other trade receivables has been determined using the simplified ECL approach using a provision matrix and reflects the short-term maturities of the exposures and past experienced credit judgement. Refer to note 18 for details on the amount of the loss allowance recognised and the stratification of trade and other receivables for purposes of the assessment.
Liquidity risk
Prudent liquidity risk management implies maintaining sufficient cash and marketable securities, and the availability of funding through an adequate amount of committed credit facilities.
In the ordinary course of business, the group receives cash from its operations and is required to fund working capital and capital expenditure requirements. Management prepares cash flow forecasts weekly and ensures that surplus funds are invested in a manner to achieve market-related returns and to provide sufficient liquidity at the minimum risk. The group maintains and refinances committed credit facilities as medium-term forecasts require. The audit and risk committee reviews the updated forecasts quarterly. The group is able to actively source financing at competitive rates. Where necessary, funds will be drawn from its revolving credit facilities (refer to note 30).
The following are the undiscounted contractual maturities of financial liabilities (including principal and interest payments assuming the closing R/US$ exchange rate, closing spot US$ gold price, closing spot US$ silver price and interest rate at year end):

	SA Rand
Figures in million	2025		2024
	Current	Non-current	Current (Restated)[4]	Non-current
Contingent consideration liability
Due between 0 to five years	492	971	115	636
Due between five to 10 years	—	229	—	414
Due between 10 to 15 years	—	564	—	490
Due between 15 to 20 years	—	375	—	461
Other non-current liabilities[1]	—	42	—	25
Lease liability[2]	208	314	270	313
Trade and other payables (excluding non-financial liabilities)[1,3,4]	4 166	—	3 129	—
Derivative financial liabilities[3]
Due between 0 to six months	3 296	—	973	—
Due between six to 12 months	2 073	—	649	—
Due between one to two years	—	2 504	—	766
Due between two to three years	—	668	—	—
Borrowings[3]
Due between 0 to six months	97	—	75	—
Due between six to 12 months	95	—	74	—
Due between one to two years (a)	—	1 950	—	149
Due between two to three years	—	56	—	1 953
Due between three to four years	—	26	—	—
Total	10 427	7 699	5 285	5 207
[1]These balances exclude the lease liability as it has been disclosed separately.
[2]Refer to note 26 for details of the maturity periods.
[3]The group will utilise its cash generated from operations to settle outstanding obligations.
[4]Refer to note 2 for further detail on the restatement.
(a)Final repayment of capital amount for the US$ term loan of R1 888 million in May 2027. This repayment is based on the final outstanding balance of US$100 million and the closing exchange rate of R17.75/US$.
Capital risk management
The primary objective of managing the group’s capital is to ensure that there is sufficient capital available to support the funding requirements of the group, in a way that optimises the cost of capital and matches the current strategic business plan.
The group manages and makes adjustments to the capital structure, which consists of debt and equity, as and when borrowings mature or when funding is required. This may take the form of raising equity, market or bank debt or hybrids thereof. In doing so, the group ensures it stays within the debt covenants agreed with lenders. The group may also sell assets to reduce debt or schedule projects to manage the capital structure.
The group made repayments of R50 million during the year ended 30 June 2025 (2024: R4 047 million). Refer to note 30 for further details. It remains the group's objective to adhere to a conservative approach to debt and maintain low levels of gearing in order to be well positioned for upcoming capital expenditure on the various growth projects and acquisitions.
37Financial risk management continued
Capital risk management continued
Net cash is as follows:

SA Rand
Figures in million	2025	2024
Cash and cash equivalents	13 101	4 693
Borrowings	(1 953)	(1 794)
Net cash	11 148	2 899
There were no changes to the group's approach to capital management during the year.
Fair value determination for financial assets and liabilities
The fair value levels of hierarchy are as follows:
Level 1:Quoted prices (unadjusted) in active markets
Level 2:Inputs other than quoted prices included within level 1 that are observable for the asset, either directly (that is, as prices) or indirectly (that is, derived from other prices)
Level 3:Inputs for the asset that are not based on observable market data (that is, unobservable inputs).
The following table sets out the group’s assets and liabilities measured at fair value by level within the fair value hierarchy:

	SA Rand
Figures in million	At 30 June 2025			At 30 June 2024
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Fair value through other comprehensive income
Other non-current assets (a)	—	—	107	—	—	88
Restricted cash and investments (b)	384	—	—	335	—	—
Fair value through profit or loss
Restricted cash and investments (b)	—	1 828	—	—	1 569	—
Derivative financial assets (c)	—	568	—	—	1 011	—
Derivative financial liabilities (c)	—	(7 747)	—	—	(2 111)	—
Trade and other receivables (d)	—	86	—	—	—	—
Loan to ARM BBEE Trust (e)	—	—	45	—	—	68
Contingent consideration liability (f)	—	—	(1 457)	—	—	(965)
(a)The majority of the balance relates to the equity investment in Rand Mutual Assurance. The fair value of the investment was estimated with reference to an independent valuation. A combination of the "Embedded Valuation" and "Net Asset
Value" techniques were applied to revalue the investment at the reporting dates. In evaluating the group's share of the business, common practice marketability and minority discounts as well as additional specific risk discounts were applied.
There are no inputs to the valuation that a reasonably possible change would result in a material change in the fair value of the investment.
(b)The level 1 valued assets comprise listed equity securities designated as fair value through other comprehensive income instruments. The majority of the level 2 valued assets are directly derived from the Top 40 index on the JSE and are discounted at market interest rates. This relates to equity-linked deposits in the group's environmental rehabilitation trust funds. The remaining balance of the environmental trust funds is carried at amortised cost and therefore not disclosed here.
(c)The mark-to-market remeasurement of the derivative contracts (refer to note 17 for further details) was determined as follows:
▪Foreign exchange contracts comprise zero cost collars and FECs: The zero cost collars were valued using a Black-
Scholes valuation technique derived from spot Rand/US$ exchange rate inputs, implied volatilities on the Rand/US$
exchange rate, Rand/US$ inter-bank interest rates and discounted at a market interest rate (zero-coupon interest rate curve). The value of the FECs is derived from the forward Rand/US$ exchange rate and discounted at a market interest rate (zero-coupon interest rate curve)
▪Rand gold forward sale contracts: spot Rand/US$ exchange rate, Rand and dollar interest rates (forward points), spot
US$ gold price, differential between the US interest rate and gold lease interest rate which is discounted at a market interest rate
▪US$ gold forward sale contracts: spot US$ gold price, differential between the US interest rate and gold lease interest rate and discounted at a market interest rate
▪Silver contracts (zero cost collars): a Black-Scholes valuation technique, derived from the spot US$ silver price, strike price, implied volatilities, time to maturity and interest rates and discounted at a market interest rate
▪Rand gold zero cost collar contracts: a Black-Scholes valuation technique, derived from spot Rand/US$ exchange rate, spot US$ gold price, Rand and dollar interest rates (forward points) with discounting at the market interest rate (zero-
coupon interest rate curve), US$ gold forward rates, time to maturity and implied volatilities
▪US$ gold zero cost collar contracts: a Black-Scholes valuation technique, derived from spot US$ gold price, US$ gold forward rates, US$ interest rates with discounting at the market interest rate (zero-coupon interest rate curve), time to maturity and implied volatilities.
37Financial risk management continued
Fair value determination for financial assets and liabilities continued
(d)The balance of level 2 valued trade and other receivables relates to a contract for the sale of gold-bearing material which contains variable consideration, dependent on the spot gold price and the quantities of gold recovered once refining at
Rand Refinery has been concluded. The fair value of the trade receivable was determined based on the expected value method using the estimated gold content of material sold and the expected spot gold price. There are no inputs to the valuation that a reasonably possible change would result in a material change in the fair value of the trade receivable.
(e)At 30 June 2025, the fair value movement was calculated using a discounted cash flow model, taking into account forecast dividend payments over the estimated repayment period of the loan at a rate of 11.5% (2024: 12.6%). A 28 basis points
(2024: 73 basis points) change in the discount rate, which would represent a reasonably possible change based on expected movement in lending rates, would not cause a material change in the fair value of the loan. The loan balance forms part of other non-current assets in the balance sheet. During the 2025 year, repayments to the value of R28 million
(2024: R42 million) were received.
(f)Contingent consideration liabilities (refer to note 27) consist of the following:
▪Mponeng operation
The contingent consideration related to the Mponeng operation was determined using the expected gold production profile for Mponeng. At 30 June 2025, the liability was valued at R676 million (2024: R587 million), using a discounted cash flow valuation method at a post-tax real rate of 10.8% (2024: 10.5%). Should the expected gold production profile increase by 11.5% or decrease by 11.5%, the contingent consideration liability would increase by R319 million
(2024: R354 million at 9.7%) or decrease by R319 million (2024: R340 million at 9.7%) respectively. This represents reasonably expected changes which were determined based on the average variance between the planned production and the actual production achieved over a number of years. No other reasonably expected changes in key unobservable inputs would have caused a material change in the fair value of the liability. The remeasurement of the liability is disclosed as a separate line in the income statement.
▪Eva Copper
The contingent consideration for Eva Copper includes contingent consideration valued at R781 million
(2024: R378 million), using a probability weighted method for the new resource payment and a discounted cash flow valuation for the excess payment, both discounted at a post-tax nominal rate of 11.4% (2024: 11.4%). A long-term copper price of US$4.25/lbs (2024: US$4.00/lbs) was applied in the valuation. A 11.8% change (2024: 10.4%)  in the long-term copper price, which would represent a reasonably possible change based on the standard deviation of market analysts long-term forecasts of the copper price, would not cause a material change in the fair value of the contingent consideration. The remeasurement of the liability is disclosed as a separate line in the income statement.
The carrying values (less any impairment allowance) of short-term financial instruments are assumed to approximate their fair values. This includes restricted cash and investments carried at amortised cost. The carrying values of borrowings fairly approximates their fair values, as these values do not differ materially due to the interest payable on the borrowings being set at market-related floating interest rates.